UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2018

Summit Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Wynkoop Street, 3rd Floor

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2018, Summit Materials, Inc. (the “Company”) announced that Damian J. Murphy will be leaving his role as the Company’s Executive Vice President and East Division President, effective March 31, 2018.

For purposes of the Company’s Executive Severance Plan (the “Severance Plan”), Mr. Murphy’s departure from the Company constitutes a “Qualifying Termination” and entitles him to the payments and benefits thereunder; provided, however, the Company has agreed to provide Mr. Murphy with his pro-rata fiscal year 2018 bonus based on target performance for such fiscal year instead of based on actual performance as provided in the Severance Plan.

In addition, all of Mr. Murphy’s outstanding unvested equity awards, other than (i) the final one-third tranche of each of his stock options and restricted stock units, in each case, granted in 2017 and (ii) his performance units, will receive accelerated vesting as of his departure date.  Accelerated options granted in 2016 and 2017 will not be exercisable prior to the respective dates on which such options otherwise would have vested in accordance with the terms of the original award agreements.  Accelerated leverage restoration options will not be exercisable until the end of the extended non-competition period described below.  A pro-rated portion of Mr. Murphy’s outstanding performance units will remain eligible to vest at the end of the performance period in accordance with their terms, based on actual performance.  In consideration of the aforementioned payments and benefits, including the accelerated treatment of his equity awards, Mr. Murphy agreed to extend compliance with the non-competition and non-solicitation covenants under the Severance Plan by an additional six months, for a total term of 18 months following Mr. Murphy’s March 31, 2018 departure from the Company. The Severance Plan was previously filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.
Date: January 18, 2018

	By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Chief Legal Officer